UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2017

Steel Connect, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35319	04-2921333
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1601 Trapelo Road, Suite 170 Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 663-5000

ModusLink Global Solutions, Inc.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K of Steel Connect, Inc. (formerly known as ModusLink Global Solutions, Inc.) (the “Company”) filed with the Securities and Exchange Commission on December 19, 2017 (the “Initial Form 8-K”). As previously reported, on December 15, 2017 (the “Effective Date”), the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, MLGS Merger Company, Inc., a Delaware corporation and newly formed wholly-owned subsidiary of the Company (“MLGS”), IWCO Direct Holdings Inc., a Delaware corporation (“IWCO”), CSC Shareholder Services, LLC, a Delaware limited liability company (solely in its capacity as representative), and the stockholders of IWCO listed on the signature pages thereto.

The Initial Form 8-K reported that on the Effective Date and pursuant to the Merger Agreement, MLGS was merged with and into IWCO, with IWCO surviving as a wholly-owned subsidiary of the Company (the “IWCO Acquisition”). The Initial Form 8-K also reported that the aggregate consideration paid to acquire IWCO by the Company in the IWCO Acquisition was $475,600,000 in cash, subject to certain adjustments (the “Purchase Price”), of which $2,500,000 is held in escrow pursuant to a separate escrow agreement. The Purchase Price was funded with a combination of cash on hand and financing, as more fully described in the Initial Form 8-K.

The sole purpose of this Amendment is to amend the Initial Form 8-K to include the historical audited and unaudited financial statements of IWCO and the unaudited pro forma condensed combined financial information required by Items 9.01(a) and 9.01(b) of Form 8-K that were excluded from the Initial Form 8-K in reliance on the instructions to such items. All other items in the Initial Form 8-K remain the same.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

(1) Audited financial Statements of IWCO Direct Holdings, Inc. and Subsidiaries for the years ended December 31, 2016, 2015 and 2014 are filed as Exhibit 99.1 to this Current Report on Form 8-K/A.

(2) Unaudited financial statements of IWCO Direct Holdings, Inc. and Subsidiaries as of September 30, 2017 and the statements of operations for the nine months ended September 30, 2017 and 2016 are filed as Exhibit 99.2 to this Current Report on Form 8-K/A.

(b)	Unaudited Pro Forma Financial Information

(1) Unaudited pro forma condensed combined Balance Sheet of the Company and of IWCO Direct Holdings, Inc. and Subsidiaries as of October 31, 2017 and unaudited condensed statements of operations for the three months ended October 31, 2017 and the twelve months ended July 31, 2017 are filed as Exhibit 99.3 to this Current Report on Form 8-K/A .

(c)	Exhibits

Exhibit No.	Exhibits

2.1	Agreement and Plan of Merger, dated December 15, 2017, by and among ModusLink Global Solutions, Inc., MLGS Merger Company, Inc., IWCO Direct Holdings Inc., CSC Shareholder Services, LLC (solely in its capacity as representative), and the stockholders of IWCO Direct Holdings Inc. (incorporated by reference to Exhibit 2.1 of Form 8-K filed on December 19, 2017).*

4.1	Certificate of Designations, Preferences and Rights of Series C Convertible Preferred Stock of ModusLink Global Solutions, Inc. filed with the Secretary of State of the State of Delaware on December 15, 2017 (incorporated by reference to Exhibit 4.1 of Form 8-K filed on December 19, 2017).

10.1	Preferred Stock Purchase Agreement dated as of December 15, 2017, by and between ModusLink Global Solutions, Inc. and SPH Group Holdings LLC (incorporated by reference to Exhibit 10.1 of Form 8-K filed on December 19, 2017).

10.2	Financing Agreement dated as of December 15, 2017, by and among IWCO Direct Holdings Inc., MLGS Merger Company, Inc., Instant Web, LLC, certain subsidiaries of IWCO Direct Holdings Inc. identified on the signature pages thereto, the lenders from time to time party hereto, and Cerberus Business Finance, LLC, as collateral agent and administrative agent for the lenders (incorporated by reference to Exhibit 10.2 of Form 8-K filed on December 19, 2017).

23.1	Consent of CliftonLarsonAllen LLP.

23.2	Consent of Wipfli LLP.

99.1	Audited financial Statements of IWCO Direct Holdings, Inc. and Subsidiaries for the years ended December 31, 2016 , 2015 and 2014.

99.2	Unaudited financial statements of IWCO Direct Holdings, Inc. and Subsidiaries as of September 30, 2017 and the statements of operations for the nine months ended September 30, 2017 and 2016.

99.3	Unaudited pro forma condensed combined Balance Sheet of Steel Connect, Inc. and of IWCO Direct Holdings, Inc. and Subsidiaries as of October 31, 2017 and unaudited condensed statements of operations for the three months ended October 31, 2017 and the twelve months ended July 31, 2017.

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby agrees to furnish supplementary copies of any of the omitted schedules or exhibits upon request by the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 28, 2018	Steel Connect, Inc.

	By:	/s/ Louis J. Belardi
		Name:	Louis J. Belardi
		Title:	Chief Financial Officer